FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-00248
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ADAMS DIVERSIFIED EQUITY FUND, INC.
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(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
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(Address of principal executive offices)

Lawrence L. Hooper, Jr.
Adams Diversified Equity Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: March 31, 2016

Item 1. Schedule of Investments.

SCHEDULE OF INVESTMENTS

March 31, 2016 (unaudited)

	Shares	Value (A)
Common Stocks — 98.3%
Consumer Discretionary — 11.7%
Amazon.com, Inc. (B)	50,000	$29,682,000
Comcast Corp. (Class A)	559,800	34,192,584
Dollar General Corp.	271,400	23,231,840
Hanesbrands Inc.	608,000	17,230,720
Lowe's Companies, Inc.	405,000	30,678,750
Magna International Inc.	252,000	10,825,920
Walt Disney Co.	252,600	25,085,706

		170,927,520

Consumer Staples — 10.5%
Coca-Cola Co.	186,000	8,628,540
CVS Health Corp.	314,000	32,571,220
Kroger Co.	508,000	19,431,000
PepsiCo, Inc. (F)	343,500	35,201,880
Philip Morris International Inc.	323,300	31,718,963
Procter & Gamble Co.	131,850	10,852,574
Spectrum Brands Holdings, Inc.	131,500	14,370,320

		152,774,497

Energy — 7.1%
Adams Natural Resources Fund, Inc. (C)	2,186,774	39,340,064
Chevron Corp.	218,000	20,797,200
Concho Resources Inc. (B)	57,500	5,809,800
EOG Resources, Inc.	151,200	10,974,096
Exxon Mobil Corp. (F)	101,000	8,442,590
Halliburton Co.	354,400	12,659,168
Marathon Petroleum Corp.	166,000	6,171,880

		104,194,798

Financials — 16.4%
Allstate Corp.	251,500	16,943,555
American International Group, Inc.	263,000	14,215,150
American Tower Corp.	105,000	10,748,850
Bank of America Corp.	949,900	12,842,648
BlackRock, Inc.	58,200	19,821,174
Capital One Financial Corp.	245,000	16,980,950
Chubb Ltd.	147,200	17,538,880
Goldman Sachs Group, Inc.	63,200	9,921,136
Intercontinental Exchange, Inc.	72,600	17,071,164
iShares US Real Estate ETF	107,722	8,387,235
JPMorgan Chase & Co.	378,100	22,391,082
Prudential Financial, Inc.	265,500	19,174,410
Simon Property Group, Inc.	89,500	18,588,255
Wells Fargo & Co.	719,000	34,770,840

		239,395,329

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2016 (unaudited)

	Shares	Value (A)
Health Care — 14.4%
AbbVie, Inc.	380,000	$21,705,600
Aetna Inc.	183,900	20,661,165
Allergan plc (B)	107,096	28,704,941
Biogen Inc. (B)	47,000	12,235,040
Celgene Corp. (B)	164,000	16,414,760
Cigna Corp.	145,800	20,009,592
Edwards Lifesciences Corp. (B)	194,800	17,183,308
Gilead Sciences, Inc.	221,300	20,328,618
Johnson & Johnson	64,000	6,924,800
Merck & Co., Inc.	480,000	25,396,800
Thermo Fisher Scientific Inc.	145,400	20,587,186

		210,151,810

Industrials — 9.4%
Boeing Co.	205,000	26,022,700
Delta Air Lines, Inc.	311,900	15,183,292
Dover Corp.	176,000	11,322,080
FedEx Corp.	80,000	13,017,600
General Electric Co. (F)	246,500	7,836,235
Honeywell International Inc.	287,500	32,214,375
Southwest Airlines Co.	204,900	9,179,520
Union Pacific Corp.	278,000	22,114,900

		136,890,702

Information Technology — 21.7%
Adobe Systems Inc. (B)	176,000	16,508,800
Alphabet Inc. (Class A) (B)	35,500	27,082,950
Alphabet Inc. (Class C) (B)	35,597	26,517,985
Apple Inc. (F)	581,200	63,344,988
Cisco Systems, Inc.	446,000	12,697,620
Facebook, Inc. (Class A) (B)	303,300	34,606,530
Gartner, Inc. (B)	165,000	14,742,750
Lam Research Corp.	127,600	10,539,760
MasterCard, Inc. (Class A)	230,000	21,735,000
Microsoft Corp.	836,800	46,216,464
NXP Semiconductors NV (B)	122,200	9,906,754
Oracle Corp.	221,000	9,041,110
Visa Inc. (Class A)	322,000	24,626,560

		317,567,271

Materials — 2.2%
CF Industries Holdings, Inc.	203,155	6,366,878
LyondellBasell Industries N.V. (Class A)	186,000	15,917,880
PPG Industries, Inc.	85,000	9,476,650

		31,761,408

Telecommunication Services — 2.0%
SBA Communications Corp. (Class A) (B)	90,000	9,015,300
Verizon Communications Inc.	389,000	21,037,120

		30,052,420

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2016 (unaudited)

	Shares	Value (A)
Utilities — 2.9%
AGL Resources Inc.	145,000	$9,445,300
CMS Energy Corp.	225,000	9,549,000
Edison International	98,000	7,045,220
NextEra Energy, Inc.	81,000	9,585,540
Pinnacle West Capital Corp.	97,500	7,319,325

		42,944,385

Total Common Stocks
(Cost $1,041,887,039)		1,436,660,140

Other Investments — 0.0%
Financial — 0.0%
Adams Funds Advisers, LLC (B) (D) (Cost $150,000)		317,000

Short-Term Investments — 1.7%
Money Market Funds — 1.7%
Fidelity Institutional Money Market - Prime Money Market Portfolio (Institutional Class), 0.44% (E)	4,287,019	4,287,019
Western Asset Institutional Cash Reserves Fund (Institutional Class), 0.44% (E)	19,995,132	19,995,132

Total Short-Term Investments
(Cost $24,282,151)		24,282,151

Total Investments — 100.0% of Net Assets
(Cost $1,066,319,190)		$1,461,259,291

Total Return Swap Agreements — 0.0%	Type of Contract	Counterparty	Termination Date	Notional Amount	Unrealized Appreciation (Assets)	Unrealized Depreciation (Liabilities)
Receive positive total return (pay negative total return) on 123,500 shares of Tempur Sealy International, Inc. common stock and pay financing amount based on Notional Amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Morgan Stanley	4/27/2017	$7,266,024	$240,242	$—
Receive negative total return (pay positive total return) on 93,900 shares of Consumer Discretionary Select Sector SPDR ETF and pay financing amount based on Notional Amount and daily U.S. Federal Funds rate less 0.45%.	Short	Morgan Stanley	4/27/2017	(7,289,110)	—	(133,796)

Gross Unrealized Gain/(Loss) on Open Total Return Swap Agreements					$240,242	$(133,796)

Net Unrealized Gain on Open Total Return Swap Agreements						$106,446

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Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	Presently non-dividend paying.
(C)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(D)	Controlled affiliate valued using fair value procedures.
(E)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(F)	A portion of the position is pledged as collateral for open swap agreements. The aggregate market value of pledged securities is $390,430.

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See accompanying notes.

NOTES TO SCHEDULES OF INVESTMENTS AND OUTSTANDING TOTAL RETURN SWAP AGREEMENTS (Unaudited)

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Adams Diversified Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("1940 Act") as a diversified investment company. The Fund is an internally-managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES

Affiliates - The 1940 Act defines "affiliated companies" as those companies in which the Fund owns 5% or more of the outstanding voting securities. Additionally, those companies in which the Fund owns more than 25% of the outstanding voting securities are considered to be "controlled" by the Fund. In April 2015, Fund shareholders authorized the Fund to provide investment advisory services to external parties, and the Securities and Exchange Commission granted no action relief under section 12(d)(3) of the 1940 Act to allow the Fund to create a separate entity for this purpose. The Fund provided the initial capital for the start-up costs of Adams Funds Advisers, LLC ("AFA"), a Maryland limited liability company, and the Fund is the sole member and General Manager of AFA, as provided by the Operating Agreement between AFA and the Fund. This structure mitigates the risk of potential liabilities for the Fund associated with any claims that may arise from AFA during the ordinary course of conducting its business. Given that AFA is an operating company that provides no services to the Fund, the Fund accounts for AFA as a portfolio investment that meets the definition of a controlled affiliate.

In October 2015, AFA began providing advisory services to an external party. AFA earns advisory fee revenue based on assets under management. The Fund and its affiliates share personnel, systems, and other infrastructure items and are charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses and the allocation of investment opportunities among the affiliates. AFA's profit can fluctuate dramatically due to the level of assets under management, as driven by the number of client relationships, level of client investment activity, and client investment performance, and will impact the Fund's valuation of its investment in AFA. As of March 31, 2016, AFA had assets under management of $62 million invested entirely from one client; failure to maintain this existing relationship or to develop new relationships could impact AFA's ability to generate revenue. To the extent that AFA's operating costs exceed its revenue earned, the Fund may be required to provide additional capital to AFA. For tax purposes, AFA's revenues and expenses are consolidated with those of the Fund and, as such, the advisory fee revenue generated by AFA is monitored closely to ensure that it does not exceed an amount that would jeopardize the Fund's status as a regulated investment company.

Activity related to the Fund's investment in affiliated companies for the period ended March 31, 2016 is as follows:

Affiliated Company	Purchase Cost	Sales Cost	Investments in Securities, at Cost	Dividend Income	Net Realized Gain on Security Transactions	Value March 31, 2016	Value Dec. 31, 2015	Change in Unrealized Appreciation on Investments
Assets:
Adams Natural Resources Fund, Inc. (non-controlled)	$--	$--	$34,735,404	$109,339	$109,339	$39,340,064	$38,793,371	$546,693
AFA (controlled)	--	--	150,000	--	--	317,000	317,000	--
Total	$--	$--	$34,885,404	$109,339	$109,339	$39,657,064	$39,110,371	$546,693

Investment Transactions - Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification.

Valuation - The Fund's financial instruments are reported at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee ("Committee") to ensure that financial instruments are appropriately priced at fair value in accordance with accounting principles generally accepted in the United States ("GAAP") and the 1940 Act. Subject to oversight by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.

GAAP establishes the following fair value hierarchy that categorizes inputs used to measure fair value:

  Level 1 -- fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;
  Level 2 -- fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;
  Level 3 -- fair value is determined using the Fund's own assumptions, developed based on the best information available in the circumstances.

Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.

Short-term investments (excluding money market funds) are valued at amortized cost, which approximates fair value. Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.

The Fund's investment in its controlled affiliate, AFA, is valued by methods deemed reasonable in good faith by the Committee. The Committee uses market-based valuation multiples, including price-to-earnings and price-to-book value, and discounted free cash flow analysis, or a combination thereof, to estimate fair value. The Committee also considers discounts for illiquid investments, such as AFA. Fair value determinations are reviewed on a regular basis and updated as needed. Due to the inherent uncertainty of the value of Level 3 assets, estimated fair value may differ significantly from the value that would have been used had an active market existed. Given the absence of market quotations or observable inputs, the Fund's investment in AFA is categorized as Level 3 in the hierarchy.

At March 31, 2016, the Fund's financial instruments were classified as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$1,436,660,140	$--	$--	$1,436,660,140
Other investments	--	--	317,000	317,000
Short-term investments	24,282,151	--	--	24,282,151
Total investments	$1,460,942,291	$--	$317,000	$1,461,259,291

Liabilities:
Total return swap agreements*	$--	$106,446	$--	$106,446

*Unrealized appreciation (depreciation)

The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2015	$317,000
Purchases	--
Change in unrealized appreciation of investments	--
Balance as of March 31, 2016	$317,000

There were no transfers between levels during the three months ended March 31, 2016.

2. FEDERAL INCOME TAXES

As of March 31, 2016, the identified cost of securities for federal income tax purposes was $1,066,233,812 and net unrealized appreciation aggregated $395,025,479, consisting of gross unrealized appreciation of $419,138,344 and gross unrealized depreciation of $24,112,866.

3. INVESTMENT TRANSACTIONS

The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. The Fund is subject to changes in the value of equity securities held in the normal course of pursuing its investment objectives.

4. DERIVATIVES

During the period ended March 31, 2016, the Fund invested in derivative instruments. The Fund may use derivatives for a variety of purposes, including, but not limited to, the ability to obtain leverage, to gain or limit exposure to particular market sectors or securities, to provide additional income, and/or to limit equity price risk in the normal course of pursuing its investment objectives. The financial derivative instruments outstanding as of period-end are indicative of the volume of financial derivative activity for the period.

Total Return Swap Agreements - The Fund may use total return swap agreements to manage exposure to certain risks and/or enhance performance. Total return swap agreements are bilateral contracts between the Fund and a counterparty in which the Fund, in the case of a long contract, agrees to receive the positive total return (and pay the negative total return) of an underlying equity security and to pay a financing amount, based on a notional amount and a referenced interest rate, over the term of the contract. In the case of a short contract, the Fund agrees to pay the positive total return (and receive the negative total return) of the underlying equity security and to receive or pay a financing rate, based on a notional amount and a referenced interest rate, over the term of the contract. The fair value of each total return swap agreement is determined daily with the change in the fair value recorded as an unrealized gain or loss. Upon termination of a swap agreement, the Fund recognizes a realized gain (loss) on total return swap agreements equal to the net receivable (payable) amount under the terms of the agreement.

Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the underlying equity security. To mitigate the Fund's counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the contract prior to termination date and to net amounts due across multiple contracts upon settlement, providing for a single net settlement with a counterparty. The Fund's policy is to net all derivative instruments subject to a netting agreement.

A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the contract. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. As of March 31, 2016, securities with a value of $390,430 were pledged by the Fund, and no cash collateral was held by the Fund.

Item 2. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

The certifications of the principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto as Form N-Q Certifications.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Diversified Equity Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer and President
(Principal Executive Officer)

Date:	April 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer and President
(Principal Executive Officer)

Date:	April 25, 2016

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:	April 25, 2016